Exhibit 99.1

                        Omega's Loan Growth Continues


    STATE COLLEGE, Pa., Oct. 24 /PRNewswire-FirstCall/ -- Continuing solid performances in commercial and mortgage lending helped to offset ongoing pressure on net interest margin for Omega Financial Corporation

(Nasdaq: OMEF). The existing rate environment has narrowed the margin that

Omega earns, resulting in 2003 year-to-date diluted earnings per share of

$1.49, compared to $1.57 for the same period last year. Diluted earnings per share for this year's third quarter were $0.51, compared to $0.57 in 2002.

Year to date, common share dividends declared rose by 3.6% to $0.87 per share from $0.84.



    David B. Lee, Omega's chairman and chief executive officer, noted that the company's average loans outstanding were up 2.5% for the year to date, despite the sale of approximately $10 million in residential mortgage loans in the second quarter. "In addition," he said, "our non-performing loans have been reduced since the end of the second quarter, indicating that we continue to retain high standards of loan quality throughout our portfolio. This has allowed us to reduce our provision for loan loss expense. Reflecting the company's ongoing drive to add product offerings that provide fee income, the company's non-interest income rose by approximately 10% for the year to date,

excluding gains on loans and securities," Lee added.

    "The company's net income for the year to date was $12.794 million,

compared to $13.608 million recorded in 2002. For the third quarter, net income was $4.340 million, compared to $4.900 million for the same period in

2002," Lee said.

    "The uneven pace of the economy, where we're seeing both positive and negative signs at the same time, has continued to negatively impact our net interest margin, as it has with other banks," he explained. The company's net interest income for the quarter and year to date fell by $812,000 and

$1.459 million respectively. The net interest margin on a fully tax-equivalent basis for the third quarter was 4.29% compared to 4.66% in third quarter 2002.

For the year to date 2003 net interest margin is 4.37%, compared to 4.57% for the same period in 2002.

    "Our challenge continues to be developing alternate revenue streams while we aggressively pursue the core strategies of profitable traditional asset growth," Lee said. "The economy is strengthening, albeit haltingly, and our performances in loans are encouraging in that they denote a strong base to build on as the economy rebounds."

    Omega Financial serves seven Central Pennsylvania counties through Omega

Bank. Quarterly and annual reports, a corporate profile, stock quotes and other financial data can be accessed through the Omega web site at www.omegafinancial.com . Selected financial highlights are summarized on the following page.





                 OMEGA FINANCIAL CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED FINANCIAL HIGHLIGHTS

                                  (Unaudited)

                    (In thousands, except as indicated* )





                            For the Quarter                Year to Date

                       2003       2002   % Change    2003     2002   % Change



    Earnings:

     Net income      $4,340      $4,900  (11.4)%    $12,794    $13,608  (6.0)%



    Per share

     statistics:

     Diluted

      earnings         $.51        $.57  (10.5)%      $1.49      $1.57  (5.1)%

     Dividends

      declared -

      common            .29         .28    3.6          .87        .84   3.6

    Dividends

     declared

     - preferred        .45         .45     --         1.35       1.35    --

    Book value

     - common         20.02       19.36    3.4        20.02      19.36   3.4

    Market value

     - High           37.37       35.79    4.4        37.74      36.88   2.3

       Low            32.92       32.85    0.2        31.25      30.02   4.1



    Financial

     position at

     September 30:

       Assets    $1,152,161  $1,152,440    0.0%  $1,152,161  $1,152,440  0.0%

       Deposits     916,372     923,405   (0.8)     916,372     923,405 (0.8)

    Net loans       784,751     779,810    0.6      784,751     779,810  0.6

    Shareholders'

     equity         165,097     160,043    3.2      165,097     160,043  3.2



    Average

     Balances:

       Assets    $1,155,957  $1,148,518    0.6%  $1,147,324  $1,152,176 (0.4)%

       Deposits     923,643     920,194    0.4      915,200     924,640 (1.0)

       Net loans    775,708     770,584    0.7      778,577     759,874  2.5

       Shareholders'

        equity      167,057     161,715    3.3      166,016     159,838  3.9



    Profitability

     ratios -

     annualized:*

       Return on

        average

        assets         1.50%      1.71%  (12.3)%       1.49%       1.57%(5.1)%

       Return on

        average

        equity         10.39      12.12  (14.3)       10.28       11.35 (9.4)

       Net interest

        margin - fully

        tax equivalent  4.29       4.66   (7.9)        4.37        4.57 (4.4)



    Shares

     outstanding at

     September 30:*

      Common       8,080,044  8,108,391   (0.3)%  8,080,044   8,108,391 (0.3)%

      Preferred      219,781    219,781     --      219,781     219,781   --





                 OMEGA FINANCIAL CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF INCOME

                      (In thousands, except share data)

                                  Unaudited



                                Three Months Ended       Nine Months Ended

                                   September 30,            September 30,

                                 2003        2002         2003         2002

    Interest Income:

    Interest and fees on

     loans                     $11,716     $13,353      $36,238      $40,002

    Interest and dividends

     on investment securities    2,269       2,821        6,725        8,973

    Other interest

     income                         42          64          264          314

    TOTAL INTEREST INCOME       14,027      16,238       43,227       49,289

    Interest Expense:

    Interest on deposits         2,897       4,257        9,536       13,997

    Interest on short-term

     borrowings                     68         184          265          574

    Interest on long-term debt

     and other interest bearing

     liabilities                   273         196          768          601

    TOTAL INTEREST EXPENSE       3,238       4,637       10,569       15,172

    NET INTEREST INCOME         10,789      11,601       32,658       34,117

    Provision for loan

    losses                         100         150          350          630

    INCOME FROM CREDIT

     ACTIVITIES                 10,689      11,451       32,308       33,487

    Other Income:

    Service fees on deposit

     accounts                    1,452       1,423        4,318        3,575

    Service fees on loans          350         291        1,131          787

    Earnings on bank-owned

     life insurance                330         386        1,103        1,159

    Trust fees                     934         891        2,738        2,819

    Gain (loss) on sale of

     loans and other assets          2           5          281           68

    Net gains on investment

     securities                    257         259          987          409

    Other                          829         786        2,477        2,367

    TOTAL OTHER INCOME           4,154       4,041       13,035       11,184

    Other Expense:

    Salaries and employee

     benefits                    5,132       4,987       15,160       14,740

    Net occupancy expense          587         564        1,773        1,690

    Equipment expense              696         664        2,092        1,882

    Data processing

     service                       431         420        1,271        1,246

    Other                        2,248       2,305        8,206        7,314

    TOTAL OTHER EXPENSE          9,094       8,940       28,502       26,872

    Income before taxes          5,749       6,552       16,841       17,799

    Income tax expense           1,409       1,652        4,047        4,191

    NET INCOME                  $4,340      $4,900      $12,794      $13,608



    Net income per common share:

      Basic                      $0.52       $0.59        $1.54        $1.62

      Diluted                    $0.51       $0.57        $1.49        $1.57

    Weighted average shares

     and equivalents:

      Basic                  8,086,052   8,183,890    8,096,768    8,214,545

      Diluted                8,517,424   8,627,913    8,529,741    8,651,377

    Dividends declared per share:

      Common                      $.29        $.28         $.87         $.84

      Preferred                   $.45        $.45        $1.35        $1.35





                 OMEGA FINANCIAL CORPORATION AND SUBSIDIARIES

                         CONSOLIDATED BALANCE SHEETS

                                (In thousands)

                                  Unaudited



                                                  September 30,   December 31,

    Assets                                             2003           2002



    Cash and due from banks                          $36,987        $36,049



    Interest bearing deposits with other

     financial institutions                            2,737          8,757

    Federal funds sold                                     -         33,900



    Investment securities available for sale         270,606        251,508



    Total loans                                      795,629        779,830

      Less: Unearned discount                             (2)           (11)

            Allowance for loan losses                (10,876)       (11,052)

    Net loans                                        784,751        768,767



    Premises and equipment, net                       14,243         14,719

    Bank-owned life insurance                         32,842         31,739

    Other assets                                       9,995          9,118

    TOTAL ASSETS                                  $1,152,161     $1,154,557



    Liabilities and Shareholders' Equity

    Deposits:

      Non-interest bearing                          $154,877       $148,498

      Interest bearing                               761,495        770,757

    Total deposits                                   916,372        919,255



    Short-term borrowings                             33,212         41,452

    Other liabilities                                  7,212         11,909

    ESOP debt                                          2,601          2,832

    Long-term debt                                    26,891         16,237

    Other interest bearing liabilities                   776            762

    TOTAL LIABILITIES                                987,064        992,447



    TOTAL SHAREHOLDERS' EQUITY                       165,097        162,110

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $1,152,161     $1,154,557





SOURCE  Omega Financial Corporation

    -0-                             10/24/2003

    /CONTACT: JoAnn McMinn, SVP, Investor Relations Officer of Omega Financial

Corporation, +1-814-231-5779/

    /Photo: http://www.newscom.com/cgi-bin/prnh/19990921/OMFCLOGO

              AP Archive:  http://photoarchive.ap.org

              PRN Photo Desk, 888-776-6555 or 212-782-2840/

    /Web site:  http://www.omegafinancial.com/

    (OMEF)



CO:  Omega Financial Corporation

ST:  Pennsylvania

IN:  FIN

SU:  ERN ERP